UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2005
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California	1-8145	94-2340464

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)
(925) 847-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On August 16, 2005, Thoratec Corporation (the “Company”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing that D. Keith Grossman, the Company’s President and Chief Executive Officer, is resigning from his positions with the Company. Mr. Grossman’s resignation will be effective upon the earlier of the date a replacement Chief Executive Officer (“Replacement CEO”) is hired and December 31, 2006, which date is the expiration of Mr. Grossman’s amended employment agreement, as described below. In connection with Mr. Grossman’s resignation, Mr. Grossman and the Company amended and restated, effective August 15, 2005, the Employment Agreement by and between the Company and Mr. Grossman dated December 6, 2001 (the “Amended Employment Agreement”). Additionally, Mr. Grossman and the Company entered into a Consulting Services Agreement dated August 15, 2005 (“Consulting Agreement”). The Amended Employment Agreement provides that Mr. Grossman will remain employed by the Company for up to three months following the appointment of the Replacement CEO in order to help transition such individual (the “Transition Period”). The Amended Employment Agreement provides that at the end of the Transition Period Mr. Grossman will receive, in consideration for the delivery of a release of the Company, the salary and bonus to which he would be entitled through December 31, 2006 under his Employment Agreement prior to amendment. Additionally, at the end of the Transition Period, all outstanding and unvested stock options will fully vest and all restrictions on all shares of restricted common stock held by Mr. Grossman will lapse. Mr. Grossman will also receive at the end of the Termination Period 18 months of paid COBRA premiums and 18 months of paid premiums on a life insurance policy. Mr. Grossman will remain a member of the Company’s Board of Directors and the Amended Employment Agreement provides that the Board of Directors will continue to nominate Mr. Grossman to the Board of Directors through the Transition Period. For nine months following the end of the Transition Period, Mr. Grossman will provide consulting services to the Company pursuant to the Consulting Agreement in exchange for a consulting fee of $5,000 per month. The Consulting Agreement terminates should Mr. Grossman commence employment with a competitor of the Company.
     In connection with Mr. Grossman’s resignation, the Company entered into Employment Agreements, each with four year terms, with Jeffrey W. Nelson, President, Cardiovascular Division, and Lawrence Cohen, President, International Technidyne Corporation. Mr. Nelson’s Employment Agreement provides that he will be paid a retention bonus equal to 75 percent of his base salary twelve months after the execution of his Employment Agreement provided he is still then employed by the Company. Mr. Nelson will be paid an additional retention bonus equal to 75 percent of his base salary six months after the hire date of the Replacement CEO provided he is still then employed by the Company. Mr. Cohen’s Employment Agreement provides that he will be paid a retention bonus equal to 62.5 percent of his base salary twelve months after the execution of his Employment Agreement provided he is then still employed by the Company. Mr. Cohen will be paid an additional retention bonus equal to 62.5 percent of his base salary six months after the hire date of the Replacement CEO provided he is then still employed by the Company. The Employment Agreements of Messrs. Nelson and Cohen provide certain separation benefits whereby they will be entitled to severance in the amount of one times their annual salary if they are terminated without cause or two times their base salary and bonus if they are terminated without cause within eighteen months of a change of control of the Company. These severance benefits contained within the Employment Agreements of Messrs. Nelson and Cohen replace and supersede the identical benefits from the previous Separation Benefits Agreements between the Company and Messrs. Nelson and Cohen. Additionally, pursuant to each Employment Agreement, any outstanding and unvested stock options will fully vest upon their termination without cause.
     The Amended Employment Agreement, the Consulting Agreement, and each of the Employment Agreements with Messrs. Nelson and Cohen are attached hereto as Exhibits 10.1 through 10.4 to this report on Form 8-K and are incorporated herein by reference. This description summarizes certain provisions of these agreements and is qualified in its entirety by reference to the terms and conditions in the attached documents.
     On August 19, 2005 the Board approved special compensation to Howard E. Chase and Daniel M. Mulvena, members of the Board, in the amounts of $44,000 and $22,000, respectively, plus reimbursement of actual expenses, to compensate them for the extraordinary time and efforts dedicated by each of them related to the coordination and implementation of Mr. Grossman’s resignation. The Board had appointed Messrs. Chase and Mulvena as the representatives of the Board to negotiate and confer with Mr. Grossman, to draft and negotiate the Amended Employment Agreement, the Consulting Agreement and the Employment Agreements with Messrs. Nelson and Cohen, and to work and coordinate with counsel regarding these matters.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) As more fully described under Item 1.01 above, Mr. Grossman’s resignation as President and Chief Executive Officer of the Company will be effective upon the earlier of the hire date of the Replacement CEO or December 31, 2006.

2.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between the Company and D. Keith Grossman, dated August 15, 2005.

10.2	Consulting Agreement by and between the Company and D. Keith Grossman, dated August 15, 2005.

10.3	Employment Agreement by and between the Company and Jeffrey Nelson, dated August 15, 2005.

10.4	Employment Agreement by and between the Company and Lawrence Cohen, dated August 15, 2005.

99.1	Press release dated August 16, 2005.

3.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of August 19, 2005

THORATEC CORPORATION

	By:	/s/ D. Keith Grossman

D. Keith Grossman
Chief Executive Officer

4.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between the Company and D. Keith Grossman, dated August 15, 2005.

10.2	Consulting Agreement by and between the Company and D. Keith Grossman, dated August 15, 2005.

10.3	Employment Agreement by and between the Company and Jeffrey Nelson, dated August 15, 2005.

10.4	Employment Agreement by and between the Company and Lawrence Cohen, dated August 15, 2005.

99.1	Press release dated August 16, 2005.

5.